                                                                   Exhibit 10.26

                                FOURTH AMENDMENT



         FOURTH AMENDMENT (this "Amendment"), dated as of December 4, 1998, among AEARO CORPORATION, a Delaware corporation ("Holdings"), AEARO COMPANY I (f/k/a Cabot Safety Corporation), a Delaware corporation (the "Company"), each Subsidiary Borrower (together with the Company, each a "Borrower" and collectively, the "Borrowers"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, Holdings, the Borrowers, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of July 11, 1995 and amended and restated as of May 30, 1996 (as further amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to further amend the Credit Agreement as herein provided, and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows:

         NOW, THEREFORE, it is agreed:

         1. Notwithstanding anything to the contrary contained in Sections 4.02(f) and 8.02 of the Credit Agreement, the Borrower may enter into a sale-leaseback transaction relating to its manufacturing facility located in Chickasha, Oklahoma, and retain the proceeds thereof to reinvest in such manufacturing facility.

         2. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby agree that certain restructuring charges, as described in the Company's Restructuring Discussion dated September 29, 1998, will not be included in the calculation of Consolidated EBITDA for purposes of Sections 8.08, 8.09 and 8.10 of the Credit Agreement; provided, however, that such restructuring charges do not exceed $12,000,000.

         3. Section 8.08 of the Credit Agreement is hereby amended by (i) deleting the part of the chart appearing therein from "December 31, 1998" to the end thereof and (ii) inserting in lieu of the part thus deleted the following new chart:

                 Date                                     Ratio
                 ----                                     -----
            December 31, 1998                           5.25:1.00
            March 31, 1999                              5.00:1.00
            June 30, 1999                               5.00:1.00
            September 30, 1999                          4.75:1.00

            December 31, 1999                           4.50:1.00
            March 31, 2000                              4.30:1.00
            June 30, 2000                               4.00:1.00
            September 30, 2000                          3.85:1.00

            December 31, 2000                           3.75:1.00
            March 31, 2001                              3.50:1.00
            June 30, 2001                               3.25:1.00
            September 30, 2001                          3.25:1.00

            The last day of each fiscal quarter
            ended thereafter                            3.00:1.00

         4. Section 8.09 is hereby amended by (i) deleting the part of the chart appearing therein from "December 31, 1998" to the end thereof and (ii) inserting in lieu of the part thus deleted the following new chart:

                 Date                                     Ratio
                 ----                                     -----
            December 31, 1998                           1.80:1.00
            March 31, 1999                              1.90:1.00
            June 30, 1999                               1.90:1.00
            September 30, 1999                          1.90:1.00

            December 31, 1999                           2.00:1.00
            March 31, 2000                              2.10:1.00
            June 30, 2000                               2.20:1.00
            September 30, 2000                          2.30:1.00

            December 31, 2000                           2.40:1.00
            March 31, 20001                             2.50:1.00
            June 30, 2001                               2.60:1.00
            September 30, 2001                          2.70:1.00

            The last day of each fiscal quarter
            ended thereafter                            3.00:1.00

         5. Section 8.10 is hereby amended by (i) deleting the part of the chart appearing therein from "December 31, 1998" to the end thereof and (ii) inserting in lieu of the part thus deleted the following new chart:


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

                 Date                                     Ratio
                 ----                                     -----
            December 31, 1998                           1.00:1.00
            March 31, 1999                              1.00:1.00
            June 30, 1999                               1.00:1.00
            September 30, 1999                          1.00:1.00

            December 31, 1999                           1.00:1.00
            March 31, 2000                              1.00:1.00
            June 30, 2000                               1.10:1.00
            September 30, 2000                          1.10:1.00

            The last day of each fiscal quarter ended
            thereafter                                  1.20:1.00

         6. In order to induce the undersigned Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fourth Amendment Effective Date after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Fourth Amendment Effective Date after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

         7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the borrower and the Administrative Agent.

         9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         10. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (x) the Borrower and the Required Banks (i) shall have signed a counterpart hereof (whether the same or different counterparts) and (ii) shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and (y) the Borrower shall have paid to the Administrative Agent for distribution to each Bank which has signed a counterpart of this Amendment on or prior to December 4, 1998, an


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amendment fee equal to 1/8 of 1% of the sum of such Bank's (a) Revolving Loan
Commitment and (b) outstanding Term Loans.

         11. From and after the Fourth Amendment Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this
Amendment to be duly executed and delivered as of the date first above written.

                             AEARO CORPORATION

                             By /s/ Bryan Carey
                                -------------------------------------
                                 Title: Vice President

                             AEARO COMPANY I

                             By  /s/Bryan Carey
                                -------------------------------------
                                 Title: Vice President

                             AEARO CANADA LIMITED

                             By  /s/Bryan Carey
                                -------------------------------------
                                 Title: Vice President

                             AEARO LIMITED

                             By  /s/Bryan Carey
                                -------------------------------------
                                 Title: Director

                             By  /s/ Neil Cook
                                -------------------------------------
                                 Title: Director

                             BANKERS TRUST COMPANY
                             Individually, and as Administrative Agent

                             By  /s/ Anthony LoGrippo
                                -------------------------------------
                                 Title: Vice President

                             THE CHASE MANHATTAN BANK

                             By  /s/ Robert Sacks
                                -------------------------------------
                                 Title: Managing Director

                             FLEET NATIONAL BANK


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                             By  /s/ Stephen M. Curran
                                 -----------------------------------
                                 Title: Assistant Vice President


                             NEW YORK LIFE INSURANCE COMPANY

                             By  /s/ Steven M. Benevento
                                -------------------------------------
                                 Title: Director

                             NEW YORK LIFE INSURANCE & ANNUITY CORPORATION

                             By: NEW YORK LIFE INSURANCE COMPANY

                             By: /s/ Steven M. Benevento
                                -------------------------------------
                                  Title: Director

                             MELLON BANK, N.A.

                             By
                                 Title:

                             MASS MUTUAL LIFE INSURANCE COMPANY

                             By  /s/ Steven Katz
                                -------------------------------------
                                 Title:   Second Vice President and Associate
                                          General Counsel

                             CRESCENT/MACH I PARTNERS, L.P.

                             By: TCW ASSET MANAGEMENT COMPANY, Its Investment
                                    Manager

                             By  /s/ Justin L. Driscoll
                                -------------------------------------
                                 Title: Senior Vice President

                             ABN AMRO BANK N.V.


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                             By  /s/ James Adelsheim
                                -------------------------------------
                                 Title: Group Vice President

                             By  /s/ David Carroll
                                -------------------------------------
                                 Title:   Officer


                             CREDIT LYONNAIS NEW YORK BRANCH

                             By
                                 Title:

                             BANKBOSTON, N.A.

                             By  /s/ Harvey Thayer, Jr.
                                -------------------------------------
                                 Title: Managing Director


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